                                                                     EXHIBIT 1.1


                                2,800,000 SHARES


                              SKILLSOFT CORPORATION
                     COMMON STOCK, PAR VALUE $.001 PER SHARE



                             UNDERWRITING AGREEMENT

                                                                   July __, 2001


CREDIT SUISSE FIRST BOSTON CORPORATION
THOMAS WEISEL PARTNERS LLC
BANC OF AMERICA SECURITIES LLC
     As Representatives of the Several Underwriters,
      c/o Credit Suisse First Boston Corporation,
          Eleven Madison Avenue,
          New York, N.Y. 10010-3629

Dear Sirs:

     1. Introductory. SkillSoft Corporation, a Delaware corporation ("COMPANY"), proposes to issue and sell 2,000,000 shares of its Common Stock, par value $.001 per share ("SECURITIES"), and the stockholders listed in Schedule A hereto ("FIRM SELLING STOCKHOLDERS") propose to sell an aggregate of 800,000 outstanding shares of the Securities (such 2,800,000 shares of Securities being hereinafter referred to as the "FIRM SECURITIES"). The Company also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 365,000 additional shares of its Securities and the stockholders listed in Schedule B hereto ("OPTIONAL SELLING STOCKHOLDERS" and with the Firm Selling Stockholders, the "SELLING STOCKHOLDERS") also propose to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 55,000 additional outstanding shares of Securities, as set forth below (such 420,000 additional shares of Securities being hereinafter referred to as the "OPTIONAL SECURITIES"). The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES." The Company and the Selling Stockholders hereby agree with the several Underwriters named in Schedule C hereto ("UNDERWRITERS") as follows:

     2. Representations and Warranties of the Company and the Selling Stockholders.

          (a) The Company represents and warrants to, and agrees with, the several Underwriters that:
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          (i)  A registration statement (No. 333-61626) relating to the Offered
     Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (A) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("INITIAL REGISTRATION STATEMENT") has been declared effective, either (A) an additional registration statement ("ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration


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

     statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit


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

     to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

          (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT")).

          (iv) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

          (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company, including the Offered Securities to be delivered by the Selling Stockholders, are, and, when the Offered Securities to be delivered by the Company have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities to be delivered by the Company will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities.

          (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.


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

          (vii) Except as described in the Prospectus, and except for rights with respect to this offering which have been validly waived, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (viii) The Offered Securities to be delivered by the Selling Stockholders are listed on the Nasdaq Stock Market's National Market. The Company has filed with the Nasdaq Stock Market's National Market a Nasdaq Notification for the Listing of Additional Shares covering the Offered Securities to be delivered by the Company.

          (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws.

          (x) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities to be delivered by the Company as contemplated by this Agreement.

          (xi) This Agreement has been duly authorized, executed and delivered by the Company.

          (xii) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and, except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.


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

          (xiii) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (xiv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

          (xv) Except as disclosed in the Prospectus, the Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (xvi) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

          (xvii) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

          (xviii) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole; and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.


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

          (xix) Except as described in the Prospectus (or as outstanding under stock option plans described in the Prospectus), there are no outstanding
     (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or
     (C) obligations of the Company to issue any such capital stock, convertible or exchangeable securities or obligations, or warrants, rights or obligations.

          (xx) The Company and its subsidiaries maintain a system of internal accounting controls sufficient in all material respects for purposes of the prevention or detection of errors or irregularities in amounts that could be expected to be material to the Company's financial statements and the recording of transactions so as to permit the preparation of such financial statements in conformity with generally accepted accounting principles.

          (xxi) Neither the Company nor any of its subsidiaries is in violation of (A) its charter or by-laws or (B) except as described in the Prospectus, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any such subsidiary or any of their respective properties; and no event of default (or event which with the giving of notice or the lapse of time, or both, would constitute an event of defaults) exists under any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, except, in each case, for violations or events of default that, individually or in the aggregate, do not have, and are reasonably likely not to have, a Material Adverse Effect.

          (xxii) The Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as the Company believes are generally maintained by companies of established repute engaged in the same or a similar business, and all such insurance is in full force and effect.

          (xxiii) The Company has not taken and will not take, directly or indirectly, any action designed to or that could cause or result in the stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities.

          (xxiv) The Company is not and, after giving effect to the offering and sale of the Offered Securities of the Company and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

     (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:


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

          (i) Such Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading,
     (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations and does not include, or will not include, any untrue statement of a material fact or does not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (D) the materials incorporated by reference in the Registration Statement, as of their respective filing dates, complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will not include any untrue statement of a material fact or will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. With respect to Warburg, Pincus Ventures, L.P. ("WARBURG PINCUS"), one of the Firm Selling Stockholders, the two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based upon information relating to Warburg Pincus (A) with respect to the litigation among the Company, Warburg Pincus, National Education Training Group, Inc. and certain executive


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

     officers and employees of the Company that appears under the captions "Risk Factors" and "Business-- Legal Proceedings" or (B) that appears under the caption "Principal and Selling Stockholders" (the "WARBURG PINCUS INFORMATION"). With respect to all other Selling Stockholders (the "INSIDE SELLING STOCKHOLDERS"), such two sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

          (iii) This Agreement has been duly authorized (with respect to Warburg Pincus and the Inside Selling Stockholders that are trusts), executed and delivered by such Selling Stockholder.

          (iv) Except as described in the Prospectus, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, except such as have been or will be obtained or made prior to the First Closing Date.

          (v) The execution, delivery and performance by such Selling Stockholder of this Agreement, the sale of the Offered Securities to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of any of the other transactions herein contemplated, do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute or will constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Offered Securities under (A) the trust agreement (if such Selling Stockholder is a trust) or partnership agreement (with respect to Warburg Pincus) of such Selling Stockholder, (B) except as described in the Prospectus, any statute, rule, regulation, requirement, order or decree of any governmental agency or body of any court having jurisdiction over such Selling Stockholder or any of its properties, assets or operations or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties, assets or operations of such Selling Stockholder is subject, except in the case of clauses (B) and (C), any such event that does not adversely affect the ability of such Selling Stockholder to consummate the transactions contemplated hereunder.

          (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

          (vii) Except for the distribution of preliminary prospectuses that are a part of the Registration Statements, such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that could cause or result in the stabilization or manipulation of the price of the Offered Securities to facilitate the sale or resale of the Offered Securities.

     (c) Each Inside Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters that:

          (i) The execution, delivery and performance by such Selling Stockholder of the Power of Attorney appointing certain individuals as such Inside Selling Stockholder's attorneys-in-fact (the "ATTORNEYS") to the extent set forth therein with respect to the transactions therein contemplated (the "POWER OF ATTORNEY") and the Custody Agreement between such Inside Selling Stockholder and SkillSoft Corporation, as Custodian ("CUSTODIAN"), relating to the deposit of Offered Securities to be sold by such Inside Selling Stockholder (the "CUSTODY AGREEMENT"), the sale of the Offered Securities to be sold by such Inside Selling Stockholder and the consummation by such Selling Stockholder of any of the other transactions herein contemplated, do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute or will constitute a default (or an event which with the giving of notice or the lapse of time or both would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Offered Securities under (A) the trust agreement of such Inside Selling Stockholder (if such Inside Selling Stockholder is a trust), (B) except as described in the Prospectus, any statute, rule, regulation, requirement, order or decree of any governmental agency or body of any court having jurisdiction over such Inside Selling Stockholder or any of its properties, assets or operations or (C) any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which such Inside Selling Stockholder is a party or by which such Inside Selling Stockholder is bound or to which any of the properties, assets or operations of such Inside Selling Stockholder is subject, except in the case of clauses (B) and (C), any such event that does not adversely affect the ability of such Inside Selling Stockholder to consummate the transactions contemplated hereunder.

          (ii) The Power of Attorney and related Custody Agreement with respect to such Inside Selling Stockholder has been duly authorized (with respect to Inside Selling Stockholders that are trusts), executed and delivered by such Inside Selling Stockholder and constitute valid and legally binding obligations of such Inside Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar law of general applicability relating to or affecting creditors' rights and to general equity principles.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Firm Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Firm Selling Stockholder, at a purchase price of $_____ per share that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying 2,000,000 Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Firm Selling Stockholder in Schedule A hereto, in the case of a Firm Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule C hereto and the denominator of which is the total number of Firm Securities.

     Certificates in negotiable form for the Offered Securities to be sold by the Inside Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with the Custodian. Each Inside Selling Stockholder agrees that the shares represented by the certificates held in custody for such Inside Selling Stockholder under such Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by such Inside Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the such Inside Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death of any individual Inside Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Inside Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

     The Company, Warburg Pincus and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of (i) the Company in the case of the 2,000,000 shares of Firm Securities to be delivered by the Company, (ii) Warburg Pincus in the case of the 600,000 shares of Firm Securities to be delivered by Warburg Pincus and
(iii) the Custodian in the case of the 200,000 shares of Firm Securities to be delivered by the Inside Selling Stockholders at the office of Hale and Dorr LLP, at 9:00 A.M., New York time, on ________, 2001 or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of Hale and Dorr LLP at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFBC given to the Company and the Optional Selling Stockholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company and the Optional Selling Stockholders agree, severally and not jointly, to sell to the Underwriters the respective number of shares of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is 365,000 in the case of the Company and the number of shares set forth opposite the names of such Optional Selling Stockholders in Schedule B hereto in the case of the Optional Selling Stockholders and the denominator of which is the total number of Optional Securities being purchased by the Underwriters (subject to adjustment by CSFBC to eliminate fractions). Such Optional Securities shall be purchased from the Company and each Optional Selling Stockholder for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company and the Optional Selling Stockholders.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE," which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company and the Custodian will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company in the case of the up to 365,000 shares of Optional Securities to be delivered by the Company and the Custodian in the case of the up to 55,000 shares of Optional Securities to be delivered by the Optional Selling Stockholders, at the above office of Hale and Dorr LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Hale and Dorr LLP at a reasonable time in advance of such Optional Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5.   Certain Agreements of the Company and the Selling Stockholders.

     The Company agrees with the several Underwriters that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or

     (ii) the fifteenth business day after the Effective Date of the Initial Registration Statement.

          The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

          (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Company will furnish to the Representatives copies of each Registration Statement (four of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

          (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

          (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

          (h) The Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters, but excluding any transfer taxes on the sale by the Selling Stockholders of the Offered Securities to the Underwriters.

          (i) For a period of 90 days after the date of the public offering of the Firm Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC; provided that the Company may (i) issue shares of the Securities, and grant options for the purchase of Securities, pursuant to its stock option plans and employee stock purchase plan in effect on the date hereof, and (ii) file registration statements on Form S-8 with the Commission registering the shares of the

     Securities issuable under its stock option plans and employee stock purchase plan in effect on the date hereof.

     Each Selling Stockholder agrees, for a period of 90 days after the date of the public offering of the Firm Securities, not to (i) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge, or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFBC, or (ii) make any demand for, or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities; provided, however, that such transfer restrictions shall not apply to (i) any Securities acquired by a Selling Stockholder in the open market or (ii) a transfer of Securities by a Selling Stockholder to a family member or trust or a bona fide gift by a Selling Stockholder of Securities to a third party as long as the transferee or donee, as the case may be, agrees to be bound in writing by the terms of this paragraph. Each Selling Stockholder also agrees to pay any transfer taxes on the sale by such Selling Stockholder of the Offered Securities to the Underwriters.

     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Arthur Andersen LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) in their opinion the financial statements and schedules included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

               (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited and audited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited and audited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                    (C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated revenue or in the total or per share amounts of net loss, except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements. All financial statements included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

     (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, any Selling Stockholder or the Representatives, shall be contemplated by the Commission.

     (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgement of a majority in interest of the Underwriters, including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgement of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

     (d) The Representatives shall have received an opinion, dated such Closing Date, of Hale and Dorr LLP, counsel for the Company, to the effect that:

          (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in New Hampshire and Texas, which, to such counsel's knowledge, are the only U.S. jurisdictions in which the Company owns or leases real property;

          (ii) The Offered Securities delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities under the Delaware General Corporation Law statute, the Company's Certificate of Incorporation or By-laws or, to such counsel's knowledge, any agreement to which the Company is a party;

          (iii) Except as described in the Prospectus, and except for rights with respect to this offering which have been validly waived, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

          (iv) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

          (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws;

          (vi) The execution, delivery and performance of this Agreement by the Company and the issuance and sale of the Offered Securities by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, rule or regulation, (b) any order of any governmental agency or body or any court specifically naming the Company or any subsidiary of the Company or any of their properties of which such counsel has knowledge, (c) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject and (1) which is listed, or of which such counsel has knowledge that was required to be filed, as an exhibit to the Registration Statement or to any document or report incorporated by reference therein or (2) of which such counsel has knowledge that is related to indebtedness, including any guarantees of the indebtedness of a third party, or the issuance of equity or debt securities of the Company or (d) the charter or by-laws of the Company or any such subsidiary, and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

          (vii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations and the materials incorporated by reference in the Registration Statement, as of their respective filing dates, complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder; the descriptions in the Registration Statements and Prospectus of statutes and contracts, agreements and other instruments to which the Company is a party or otherwise bound are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus; and

          (viii) This Agreement has been duly authorized, executed and delivered by the Company.

     Such counsel shall also include a statement in its opinion to the effect that, based on its participation in conferences with officers and representatives of the Company, special litigation counsel to the Company, counsel for the Underwriters and the independent accountants of the Company, no facts have come to its attention which have caused it to believe that the Registration Statement, as of its Effective Date (but after giving effect to changes incorporated pursuant to Rule 430A under the Act), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (except that such counsel need express no such view with respect to the financial statements, including the notes and schedules thereto, or any other financial or accounting data included therein), or that the Prospectus, as of the date it was filed with the Commission pursuant to Rule 424(b) under the Act or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no such view with respect to the financial statements, including the notes and schedules thereto, or any other financial or accounting data included therein).

     (e)  The Representatives shall have received:

          (i) an opinion, dated such Closing Date, of Sheehan Phinney Bass + Green, special litigation counsel to the Company, to the effect that the descriptions in the Registration Statements and Prospectus under the headings "Risk Factors - We and several of our executives, three of our key employees and our largest investors are defendants in litigation with NETg which alleges, among other things, misappropriation of trade secrets; this litigation will continue to be costly and divert the efforts of our management and may ultimately restrict our ability to do business" and "Business - Legal Proceedings" that relate to the lawsuit brought by National Education Training Group, Inc. ("NETg") against the Company, several of its executives, three of its key employees and Warburg Pincus are accurate and fairly present the information related to the litigation described therein required to be included pursuant to Regulation S-K, Item 103, and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or Prospectus which are not described.

          (ii) an opinion, dated such Closing Date, of Jenner & Block, special litigation counsel to the Company, to the effect that the descriptions in the Registration Statements and Prospectus that relate to the NETg patent litigation that are contained under the headings "Risk Factors - We and several of our executives, three of our key employees and our largest investors are defendants in litigation with NETg which alleges, among other things, misappropriation of trade secrets; this litigation will continue to be costly and divert the efforts of our management and may ultimately restrict our ability to do business" and "Business - Legal Proceedings" are accurate and fairly present the information related to the

     NETg patent litigation described therein required to be included pursuant to Regulation S-K, Item 103, and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or Prospectus which are not described.

          (f) The Representatives shall have received (1) a letter, dated the date of this Agreement, from each of Willkie Farr & Gallagher, counsel for Warburg Pincus, and Hale and Dorr LLP, counsel for the Inside Selling Stockholders, to the effect that such counsel will deliver to the Representatives on such Closing Date the opinion described in the following clause (2) and (2) an opinion, dated the date of such Closing Date, of each of Willkie Farr & Gallagher, counsel for Warburg Pincus, and Hale and Dorr LLP, counsel for the Inside Selling Stockholders, to the effect that:

               (i) Each Selling Stockholder has the legal right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Stockholder on such Closing Date hereunder, and upon the Underwriters obtaining control of such Offered Securities and assuming the Underwriters have no notice of any adverse claim to the Offered Securities within the meaning of the applicable Uniform Commercial Code and are otherwise protected purchasers for purposes of such Uniform Commercial Code, the several Underwriters will acquire on such Closing Date all the rights of such Selling Stockholder in the Offered Securities free of any adverse claims, any liens in favor of the Company and any restrictions on transfer imposed by the Company.

               (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by any Selling Stockholder for the consummation of the transactions contemplated by the Custody Agreement or this Agreement in connection with the sale of the Offered Securities sold by the Selling Stockholders, except such as have been obtained and made under the Act and such as may be required under state securities laws;

               (iii) The execution, delivery and performance by the Selling Stockholders of the Custody Agreement (in the case of the Inside Selling Stockholders) and this Agreement and the consummation by the Selling Stockholders of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, rule or regulation, (B) any order of any governmental agency or body or any court specifically naming any Selling Stockholder or their Offered Securities of which such counsel has knowledge, (C) to such counsel's knowledge, any agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the properties of any Selling Stockholder is subject, or (D) the trust agreement or partnership agreement of any Selling Stockholder if it is a trust or partnership;

               (iv) The Power of Attorney and related Custody Agreement with respect to each Inside Selling Stockholder has been duly authorized, executed and delivered by such Inside Selling Stockholder and constitute valid and binding obligations of such Inside Selling Stockholder enforceable against such Inside Selling Stockholder in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

               (v) This Agreement has been duly authorized, executed and delivered by each Selling Stockholder.

     In rendering such opinion, such counsel shall be entitled to rely, as to all factual matters, on a certificate executed by or on behalf of such Selling Stockholder.

          (g) The Representatives shall have received from Katten Muchin Zavis, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company and the Selling Stockholders shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (h) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state on behalf of the Company that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (i) The Representatives shall have received a letter, dated such Closing Date, of Arthur Andersen LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection..

          (j)  The Custodian will agree to deliver to CSFBC, attention:
     Transactions Advisory Group, on the Closing Date a letter stating that they will deliver to each Selling Stockholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

The Company and the Selling Stockholders will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

     7.   Indemnification and Contribution.

          (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter.

          (b) The Selling Stockholders, jointly and severally, will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided, further, that Warburg Pincus shall only be subject to such liability to the extent that the untrue statement or alleged untrue statement or omission or alleged omission is based upon the Warburg Pincus Information or contained in a representation or warranty given by Warburg Pincus in this Agreement; provided, further, that the aggregate liability under this subsection and for any breach of the representations contained in Section 2(b)(ii) of each Selling Stockholder shall be limited to an amount equal to the aggregate net proceeds (before deducting expenses) to such Selling Stockholder from the sale of Offered Securities sold by such Selling Stockholder hereunder; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter (or any person) from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchases and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter.

          (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the tenth and eleventh paragraphs under the caption "Underwriting" and (ii) the following information in the Prospectus furnished on behalf of Thomas Weisel Partners LLC: the sixth paragraph under the caption "Underwriting."

          (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying or indemnified party shall, without the prior written consent of the other party, effect any settlement of any pending or threatened action in respect of which such other party is or could have been at the time of such settlement a party and indemnity could have been sought hereunder by such other party, unless such settlement (i) includes an unconditional release of such other party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of such other party.

          (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Stockholders selling Offered Securities on such Closing Date for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or

Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, the Selling Stockholders and the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, any Selling Stockholder or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 20 Industrial Drive, Nashua, New Hampshire 03062, Attention: President, or, if sent to the Inside Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to the Custodian at 20 Industrial Drive, Nashua, New Hampshire 03062, Attention: President, or if sent to Warburg Pincus will be mailed, delivered or telegraphed and confirmed to it at 466 Lexington Avenue, 10th Floor, New York, New York 10017-3147, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. The Attorneys will act for the Inside Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by the Attorneys will be binding upon all the Selling Stockholders.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     The Company and the Selling Stockholders hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholders and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                SKILLSOFT CORPORATION

                                By:
                                   -----------------------------------
                                Name: Charles E. Moran

                                Title: President, Chief Executive Officer and
                                       Chairman

                                THE INSIDE SELLING STOCKHOLDERS NAMED IN
                                SCHEDULES A AND B HERETO, SEVERALLY

                                By:
                                   -----------------------------------
                                Name:_________________________________
                                Attorney-in-fact:_____________________

                                WARBURG, PINCUS VENTURES, L.P.
                                By: Warburg, Pincus & Co., its General Partner

                                By:
                                   -----------------------------------
                                Name:_________________________________
                                Title:________________________________

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
THOMAS WEISEL PARTNERS LLC
BANC OF AMERICA SECURITIES LLC

     Acting on behalf of themselves and as the Representatives of the several Underwriters

By CREDIT SUISSE FIRST BOSTON CORPORATION

By
  ----------------------------------------
  Name:
  Title:



1263768

                                   SCHEDULE A

                                                   NUMBER OF
                                                FIRM SECURITIES
    FIRM SELLING STOCKHOLDER                       TO BE SOLD
    ------------------------                       ----------
Warburg, Pincus Ventures, L.P.                      600,000
                                                    -------
Charles E. Moran                                     60,000
                                                    -------
Jerald A. Nine                                       50,000
                                                    -------
Mark A. Townsend                                     40,000
                                                    -------
Thomas J. McDonald                                   50,000
                                                    -------
     Total                                          800,000
                                                    =======

                                   SCHEDULE B

                                                NUMBER OF
                                                 OPTIONAL
                                                SECURITIES
   OPTIONAL SELLING STOCKHOLDER                 TO BE SOLD
   ----------------------------                 ----------
Charles E. Moran                                  15,000
                                                  ------
Kristin M. Moran Trust                            10,000
                                                  ------
Katie M. Moran Trust                              10,000
                                                  ------
Michael M. Moran Trust                            10,000
                                                  ------
Kelly R. Moran Trust                              10,000
                                                  ------
     Total                                        55,000
                                                  ======

                                   SCHEDULE C

                                                       NUMBER OF
                                                  FIRM SECURITIES TO
UNDERWRITER                                           BE PURCHASED
-----------                                       ------------------
Credit Suisse First Boston Corporation
Thomas Weisel Partners LLC
Banc of America Securities LLC
                                                      ---------
     Total                                            2,800,000
                                                      =========



1263768